UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): September 20, 1999

                                     1-2981
                            (Commission File Number)
                           ---------------------------

                              FIRSTAR CORPORATION
              (Exact Name of Registrant as Specified in its Charter)




             WISCONSIN                                    39-1940778
        (State of Incorporation)                     (IRS EMPLOYER
                                                      Identification No.)




             777 East Wisconsin Avenue, Milwaukee, Wisconsin  53202
              (Address of Registrant's principal executive office)


                                 (414) 765-4321
                         (Registrant's telephone number)

FORM 8-K

FIRSTAR CORPORATION

Item 2. Acquisition or Disposition of Assets

On September 20, 1999, Firstar Corporation merged with Mercantile Bancorporation Inc. in a transaction accounted for as a pooling of interests. Firstar Corporation issued 2.091 shares of Firstar Common Stock in exchange for each share of Mercantile Bancorporation Inc. Common Stock with cash being paid in lieu of issuing fractional share interests. The total number of shares of Firstar Common Stock issued will approximate 331,785,000 shares.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Mercantile Bancorporation Inc.

The following financial statements of Mercantile Bancorporation Inc. are incorporated by reference to Item 7 of the Form 8-K of Firstar Corporation filed on May 18, 1999.

- Consolidated Balance Sheets as of December 31, 1998 and 1997
- Consolidated Statements of Income for the Years Ended December
  31, 1998, 1997 and 1996
- Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 1998, 1997 and 1996
- Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1997 and 1996
- Notes to the Consolidated Financial Statements
- Independent Auditors' Report

The following financial statements of Mercantile Bancorporation Inc. are incorporated by reference to Part I of the Form 10-Q of Mercantile Bancorporation Inc. for the quarter ended June 30, 1999.

- Consolidated Balance Sheets as of June 30, 1999 and 1998
- Consolidated Statements of Income for the Six Months Ended
  June 30, 1999 and 1998
- Consolidated Statement of Cash Flows for the Six Months Ended
  June 30, 1999 and 1998


(b) Pro Forma Financial Information

Pro forma financial statements will be filed by an amendment to this Form
8-K by October 29, 1999. It is impracticable to file the pro forma financial statements at the time of this Form 8-K filing.


(c) Exhibits:  None


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIRSTAR CORPORATION

Dated: October 5, 1999                        /s/ David M. Moffett
                                              -------------------------
                                              David M. Moffett
                                              Vice Chairman &
                                              Chief Financial Officer